Securities and Exchange Commission
                         Washington, DC  20549

                                FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): July 18, 2008



                            NASB FINANCIAL, INC.
           (Exact Name of Registrant as Specified in Its Charter)



                                  MISSOURI
               (State or Other Jurisdiction of Incorporation)


         0-24033                               43-1805201
 (Commission File Number)       (I. R. S, Employer Identification No.)


                          12498 South 71 Highway
                         Grandview, Missouri 64030
           (Address of Principal Executive offices)(Zip Code)


                              (816) 765-2200
           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


     Mr. A. Ray Cecrle resigned as a Director of NASB Financial, Inc. ("the Company") effective July 18, 2008. Mr. Cecrle's resignation was not the result of any disagreement with management pertaining to the operations, policies or practices of the Company. Mr. Cecrle served on the Company's Nominating, Compensation, and Audit Committees.

     In the near future, the Board plans to appoint a new Director to serve the remaining term vacated by Mr. Cecrle.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NASB FINANCIAL, INC.

July 18, 2008                         By:  /s/ Rhonda Nyhus
                                           Rhonda Nyhus
                                           Vice President and Treasurer